UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2007

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Avenue South, Suite 275
Edina, Minnesota 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Universal Hospital Services, Inc. will be presenting at the Merrill Leveraged Finance Conference on November 14, 2007 in Las Vegas, NV.

Attached as Exhibit 99.1 to this report, and incorporated herein by reference, is a copy of the slide presentation to be made during the conference, held on November 14, 2007, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial results for the quarter and nine months ended September 30, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1	Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Merrill Leveraged Finance Conference held on November 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HOSPITAL SERVICES, INC.

Dated: November 13, 2007	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Merrill Leveraged Finance Conference held on November 14, 2007